SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2007
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

2727 Allen Parkway, Suite 1200
Houston, Texas		77019
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
Press Release
Presentation Materials
Press Release
Presentation Materials

Item 7.01 Regulation FD Disclosure.
On March 22, 2007, Copano Energy, L.L.C. (the “Company”) issued a press release announcing that Carl Luna, its Vice President, Finance, will present at the Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference to be held March 26 — 28 at the Scottsdale Princess in Scottsdale, AZ. The Company’s presentation at the conference will be webcast live on March 28, 2007 at approximately 10:45 a.m. Eastern Standard Time. The press release and the presentation materials are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Item 7.01 by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Exhibits.

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated March 22, 2007
99.2	Copano Energy, L.L.C. presentation materials — Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: March 26, 2007	By:	/s/ MATTHEW J. ASSIFF
		Name:	Matthew J. Assiff
		Title:	Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.1	Copano Energy, L.L.C. press release dated March 22, 2007
99.2	Copano Energy, L.L.C. presentation materials — Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference